Exhibit 99.1

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   APRIL 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

           1.  Aggregate Scheduled Monthly Payments:

                 (a)  Principal  .............................  $    199,555.24
                                                                ---------------
                 (b)  Interest  ..............................  $  1,984,705.80
                                                                ---------------
                 (c)  Total  .................................  $  2,184,261.04
                                                                ---------------

           2.  Aggregate  Monthly  Payments  Received and
               Monthly  Advances made this month:

                 (a)  Principal  .............................  $    199,555.24
                                                                ---------------
                 (b)  Interest  ..............................  $  1,924,991.55
                                                                ---------------
                 (c)  Total  .................................  $  2,124,546.79
                                                                ---------------

           3.  Aggregate Principal Prepayments in part received
               and applied in prior month:  ..................  $     53,650.34
                                                                ---------------

           4. Aggregate Principal Prepayments in full received in prior month:

                 (a)  Principal  .............................  $  2,329,584.55
                                                                ---------------
                 (b)  Interest  ..............................  $     12,704.69
                                                                ---------------
                 (c)  Total  .................................  $  2,342,289.24
                                                                ---------------

           5.  Aggregate Insurance Proceeds for prior month:

                 (a)  Principal  .............................  $          0.00
                                                                ---------------
                 (b)  Interest  ..............................  $          0.00
                                                                ---------------
                 (c)  Total  .................................  $          0.00
                                                                ---------------

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          6.  Aggregate Liquidation Proceeds for prior month:

                 (a)  Principal  .............................  $          0.00
                                                                ---------------
                 (b)  Interest  ..............................  $          0.00
                                                                ---------------
                 (c)  Total  .................................  $          0.00
                                                                ---------------

          7.  Aggregate Purchase Prices for Defaulted and
              Modified Mortgage Loans:

                 (a)  Principal  .............................  $          0.00
                                                                ---------------
                 (b)  Interest  ..............................  $          0.00
                                                                ---------------
                 (c)  Total  .................................  $          0.00
                                                                ---------------

           8. Aggregate Purchase Prices (and substitution adjustments) for Defective Mortgage Loans:

                 (a)  Principal  .............................  $          0.00
                                                                ---------------
                 (b)  Interest  ..............................  $          0.00
                                                                ---------------
                 (c)  Total  .................................  $          0.00
                                                                ---------------

           9.  Pool Scheduled Principal Balance:  ............  $292,404,369.79
                                                                ---------------

          10.  Available Funds:  .............................  $  4,520,486.37
                                                                ---------------

          11.  Realized Losses for prior month: ..............  $          0.00
                                                                ---------------

          12.  Aggregate Realized Losses:

                 (a) Deficient Valuations: ...................  $          0.00
                                                                ---------------
                 (b) Special Hazard Losses: ..................  $          0.00
                                                                ---------------
                 (c) Fraud Losses: ...........................  $          0.00
                                                                ---------------
                 (d) Excess Bankruptcy Losses: ...............  $          0.00
                                                                ---------------
                 (e) Excess Special Hazard Losses: ...........  $          0.00
                                                                ---------------
                 (f) Excess Fraud Losses: ....................  $          0.00
                                                                ---------------
                 (g) Debt Service Reductions: ................  $          0.00
                                                                ---------------

          13.  Compensating Interest Payment: ................  $      3,520.16
                                                                ---------------

          14.  Accrued Certificate Interest, Unpaid Class
               Interest Shortfalls and Pay-out Rate:

      Class 1-A1...... $   77,238.33    $          0.00             7.35000000%
                       -------------    ---------------             ----------
      Class 1-A2...... $  131,975.38    $          0.00             7.35000000%
                       -------------    ---------------             ----------
      Class 1-A3...... $  366,912.00    $          0.00             7.35000000%
                       -------------    ---------------             ----------
      Class 1-A4...... $  487,648.00    $          0.00             7.35000000%
                       -------------    ---------------             ----------
      Class 1-A5...... $   75,161.28    $          0.00             6.18749961%
                       -------------    ---------------             ----------
      Class 1-A6...... $   14,391.09    $          0.00             6.18749839%
                       -------------    ---------------             ----------
      Class 1-A7 ..... $   40,705.63    $          0.00             2.81250024%
                       -------------    ---------------             ----------
      Class 1-A8...... $  157,156.25    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-A9...... $  145,000.00    $          0.00             7.25000000%
                       -------------    ---------------             ----------

      Class 1-A10..... $    1,600.00    $          0.00             0.08000000%
                       -------------    ---------------             ----------
      Class 1-A11..... $    3,400.00    $          0.00             0.17000000%
                       -------------    ---------------             ----------
      Class 1-A12..... $   21,750.00    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-A13..... $        0.00    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-A14..... $  193,750.00    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-A15..... $   15,625.00    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-M....... $   28,093.88    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-B1...... $   23,412.61    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-B2...... $   20,597.60    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-B3...... $    8,432.53    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-B4...... $    5,617.53    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-B5...... $    7,493.87    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-S....... $   97,877.79    $          0.00             0.43730845%
                       -------------    ---------------             ----------
      Class 1-RL...... $        0.63    $          0.00             7.50000000%
                       -------------    ---------------             ----------
      Class 1-R....... $        0.63    $          0.00             7.50000000%
                       -------------    ---------------             ----------

          15.  Accrual Amount:

                Class 1-A13A........    $     11,957.67
                                        ---------------
                Class 1-A13B........    $      1,898.51
                                        ---------------

          16.  Principal distributable:

                Class 1-A1..........    $    704,652.02
                                        ---------------
                Class 1-A2..........    $          0.00
                                        ---------------
                Class 1-A3..........    $          0.00
                                        ---------------
                Class 1-A4..........    $          0.00
                                        ---------------
                Class 1-A5..........    $     70,465.20
                                        ---------------
                Class 1-A6..........    $          0.00
                                        ---------------
                Class 1-A7..........    $          0.00
                                        ---------------
                Class 1-A8..........    $          0.00
                                        ---------------
                Class 1-A9..........    $          0.00
                                        ---------------
                Class 1-A10.........    $          0.00
                                        ---------------
                Class 1-A11.........    $          0.00
                                        ---------------
                Class 1-A12.........    $          0.00
                                        ---------------
                Class 1-A13.........    $  1,810,760.15
                                        ---------------
                Class 1-A14.........    $          0.00
                                        ---------------
                Class 1-A15.........    $          0.00
                                        ---------------
                Class 1-PO..........    $        636.06
                                        ---------------
                Class 1-M...........    $      3,039.81
                                        ---------------
                Class 1-B1..........    $      2,533.29
                                        ---------------
                Class 1-B2..........    $      2,228.70
                                        ---------------
                Class 1-B3..........    $        912.41
                                        ---------------
                Class 1-B4..........    $        607.83
                                        ---------------
                Class 1-B5..........    $        810.84
                                        ---------------
                Class 1-R...........    $          0.00
                                        ---------------
                Class 1-RL..........    $          0.00
                                        ---------------

          17.  Additional distributions to the Class 1-R
               Certificate pursuant to Section 4.01(b): ......  $          0.00
                                                                ---------------

          18.  Additional distributions to the Class 1-RL Certificate
               pursuant to Section 4.01(b): ..................  $          0.00
                                                                ---------------

          19.  Certificate Interest Rates of:

                Class 1-S Certificates: ...   0.398200%
                                              --------

          20.  Draw Amount:

                Class A9                $              0
                                        ----------------
                Class A10               $              0
                                        ----------------

          21.  Distributions of amounts in Reserve Fund to Senior
               Certificates (other than the Class PO Certificates) and the Class S Certificates pursuant to the second paragraph of Section 4.01(g):

                Class A1                $              0
                                        ----------------
                Class A2                $              0
                                        ----------------
                Class A3                $              0
                                        ----------------
                Class A4                $              0
                                        ----------------
                Class A5                $              0
                                        ----------------
                Class A6                $              0
                                        ----------------
                Class A7                $              0
                                        ----------------
                Class A8                $              0
                                        ----------------
                Class A9                $              0
                                        ----------------
                Class A10               $              0
                                        ----------------
                Class A11               $              0
                                        ----------------
                Class A12               $              0
                                        ----------------
                Class A13               $              0
                                        ----------------
                Class A14               $              0
                                        ----------------
                Class A15               $              0
                                        ----------------
                Class R                 $              0
                                        ----------------
                Class RL                $              0
                                        ----------------
                Class S                 $              0
                                        ----------------

     B.  Other Amounts:

           1.  Senior Percentage for such Distribution Date: ...     94.909931%
                                                                     ---------

           2.  Group I Senior Percentage for such Distribution
               Date:............................................     94.909931%
                                                                     ---------

           3.  Group II Senior Percentage for such Distribution
               Date:............................................      0.000000%
                                                                      --------

           4.  Senior Prepayment Percentage for such Distribution
               Date:............................................    100.000000%
                                                                    ----------

           5.  Group I Senior Prepayment Percentage for such
               Distribution Date: ..............................    100.000000%
                                                                    ----------

           6.  Group II Senior Prepayment Percentage for such
               Distribution Date: ..............................      0.000000%
                                                                      --------

           7.  Junior Percentage for such Distribution Date: ...      5.090069%
                                                                      --------

           8.  Junior Prepayment Percentage for such Distribution
               Date: ...........................................      0.000000%
                                                                      --------

           9.  Subordinate Certificate Writedown Amount for such
               Distribution Date: ..............................   $       0.00
                                                                   ------------

          10.  Prepayment Distribution Triggers satisfied:

                                             YES                       NO
                                             ---                       --

                Class 1-B1.......             X
                                            -----                     -----
                Class 1-B2.......             X
                                            -----                     -----
                Class 1-B3.......             X
                                            -----                     -----
                Class 1-B4.......             X
                                            -----                     -----
                Class 1-B5.......             X
                                            -----                     -----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


                                   By:  /s/ Karen Pickett
                                   ----------------------------------------
                                   Name:    Karen Pickett
                                   Title:   Vice-President,
                                            Investor Operations